                        CHICAGO MERCANTILE EXCHANGE INC.

                                       and


                          MELLON INVESTOR SERVICES LLC

                                  Rights Agent





                                Rights Agreement

                            Dated as of March 7, 2001

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                                TABLE OF CONTENTS

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Section 1.  Certain Definitions...................................................................................1

Section 2.  Appointment of Rights Agent...........................................................................5

Section 3.  Issue of Rights Certificates..........................................................................5

Section 4.  Form of Rights Certificates...........................................................................9

Section 5.  Countersignature and Registration....................................................................10

Section 6.  Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated,
         Destroyed, Lost or Stolen Rights Certificates...........................................................11

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights........................................12

Section 8.  Cancellation and Destruction of Rights Certificates..................................................13

Section 9.  Reservation and Availability of Capital Stock........................................................14

Section 10.  Preferred Stock Record Date.........................................................................15

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.........................16

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares..........................................23

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning......................................23

Section 14.  Fractional Rights and Fractional Shares.............................................................25

Section 15.  Rights of Action....................................................................................27

Section 16.  Agreement of Rights Holders.........................................................................27

Section 17.  Rights Certificate Holder Not Deemed a Stockholder..................................................28

Section 18.  Concerning the Rights Agent.........................................................................28

Section 19.  Merger or Consolidation or Change of Name of Rights Agent...........................................29

Section 20.  Duties of Rights Agent..............................................................................30
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                                       i

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Section 21.  Change of Rights Agent..............................................................................32

Section 22.  Issuance of New Rights Certificates.................................................................32

Section 23.  Redemption and Termination..........................................................................33

Section 24.  Exchange............................................................................................34

Section 25.  Notice of Certain Events............................................................................35

Section 26.  Notices.............................................................................................36

Section 27.  Supplements and Amendments..........................................................................37

Section 28.  Successors..........................................................................................37

Section 29.  Determination and Actions by the Board of Directors, etc............................................37

Section 30.  Benefits of this Agreement..........................................................................38

Section 31.  Severability........................................................................................38

Section 32.  Governing Law.......................................................................................38

Section 33.  Counterparts........................................................................................38

Section 34.  Descriptive Headings................................................................................39
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                                       ii

                                RIGHTS AGREEMENT

                  RIGHTS AGREEMENT, dated as of March 7, 2001 (the "Agreement"), between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent").


                              W I T N E S S E T H:

                  WHEREAS, on March 7, 2001 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared dividend distributions of one Class A Right (as hereinafter defined) for each share of Class A Common Stock (as hereinafter defined), one Class B-1 Right (as hereinafter defined) for each share of Series B-1 Stock (as hereinafter defined), one Class B-2 Right (as hereinafter defined) for each share of Series B-2 Stock (as hereinafter defined), one Class B-3 Right (as hereinafter defined) for each share of Series B-3 Stock (as hereinafter defined), and one Class B-4 Right (as hereinafter defined) for each share of Series B-4 Stock (as hereinafter defined), outstanding at the Close of Business on March 15, 2001 (the "Record Date"), each Class A Right, Class B-1 Right, Class B-2 Right, Class B-3 Right and Class B-4 Right, initially representing the right to purchase one one-thousandth of a share, 1,800 one-thousandths of a share, 1,200 one-thousandths of a share, 600 one-thousandths of a share and 100 one-thousandths of a share, respectively, of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Class A Rights", the "Class B-1 Rights", the "Class B-2 Rights", the "Class B-3 Rights" and the "Class B-4 Rights" respectively and collectively, the "Rights"), and has further authorized the issuance of one Class A Right, one Class B-1 Right, one Class B-2 Right, one Class B-3 Right and one Class B-4 Right, respectively, (as such numbers may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Class A Common Stock, Series B-1 Stock, Series B-2 Stock, Series B-3 Stock and Series B-4 Stock, respectively, issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  SECTION 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

                  (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of (A) 15% or more of the shares of Class A Common Stock then outstanding or (B) shares of Class B Common Stock representing, in the aggregate, 15% or more of the total number of votes entitled to be cast generally by the Class B Common Stock (other than in an election of directors or with respect to Core Rights (as hereinafter defined)) of Class B Common

         Stock then outstanding, or (C) shares of Common Stock representing, in the aggregate, 15% or more of the total number of votes entitled to be cast generally by the Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company,
         (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or (v) any Person who becomes the Beneficial Owner of shares that meet the requirements set forth in (A), (B) or (C) above as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company such Person, after becoming aware that such Person has become the Beneficial Owner of shares that meet the requirements set forth in (A), (B) or
         (C) above (and without regard to which of (A), (B) or (C) has been met), becomes the Beneficial Owner of any additional shares of Class A Common Stock or Class B Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock). Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" (as defined pursuant to the foregoing provisions of this paragraph (a)) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person" (as defined pursuant to the foregoing provisions of this paragraph (a)), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

                  (b) "Act" shall mean the Securities Act of 1933, as amended.

                  (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                           (i) which such Person or any of such Person's
                  Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or
                  (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or
                  Section 22 (the "Original Rights") or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights;

                           (ii) which such Person or any of such Person's
                  Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (iii) which are beneficially owned, directly or
                  indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company;

         PROVIDED, HOWEVER, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

                  (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of Illinois or New Jersey are authorized or obligated by law or executive order to close.

                  (f) "Class A Common Stock" shall mean the Class A Common Stock, par value $0.01 per share, of the Company.

                  (g) "Class B Common Stock" shall mean the Class B Common Stock, par value $0.01 per share, of the Company.

                  (h) "Close of Business" on any given date shall mean 5:00 P.M., Chicago, Illinois time, on such date, PROVIDED, HOWEVER, that if such date is not a Business Day it shall mean 5:00 P.M., Chicago, Illinois time, on the next succeeding Business Day.

                  (i) "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

                  (j) "Core Rights" shall have the meaning set forth in the restated certificate of incorporation of the Company.

                  (k) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, as in effect on the date of this Agreement.

                  (l) "Person" shall mean any individual, firm, limited liability company, corporation, partnership or other entity and shall include any successor (by merger or otherwise) of such entity.

                  (m) "Preferred Stock" shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

                  (n) "Rights Certificates" shall mean the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates and the Class B-4 Rights Certificates.

                  (o) "Section 11(a)(ii) Event" shall mean the event described in Section 11(a)(ii).

                  (p) "Series B-1 Stock" shall mean the Class B Common Stock, Series B-1.

                  (q) "Series B-2 Stock" shall mean the Class B Common Stock, Series B-2.

                  (r) "Series B-3 Stock" shall mean the Class B Common Stock, Series B-3.

                  (s) "Series B-4 Stock" shall mean the Class B Common Stock, Series B-4.

                  (t) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                  (u) "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

                  (v) "Triggering Event" shall mean a Section 11(a)(ii) Event or any Section 13 Event.

                  In addition, for purposes of this Agreement, the following terms have the meanings indicated in specified sections of this Agreement: (i) "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii); (ii) "Class A Rights" shall have the meaning set forth in the recital of this Agreement; (iii) "Class B-1 Rights" shall have the meaning set forth in the recital of this Agreement; (iv) "Class B-2 Rights" shall have the meaning set forth in the recital of this Agreement; (v) "Class B-3 Rights" shall have the meaning set forth in the recital of this Agreement; (vi) "Class B-4 Rights" shall have the meaning set forth in the recital of this Agreement; (vii) "Class A Rights Certificates" shall have the meaning set forth in Section 3(a); (viii) "Class B-1 Rights Certificates" shall have the meaning set forth in Section 3(a); (ix) "Class B-2 Rights Certificates" shall have the meaning set forth in
Section 3(a); (x) "Class B-3 Rights Certificates" shall have the meaning set forth in Section 3(a); (xi) "Class B-4 Rights Certificates" shall have the meaning set forth in Section 3(a); (xii) "common stock equivalents" shall have the meaning set forth in Section 11(a)(iii); (xiii) "current market price" shall have the meaning set forth in Section 11(d)(i); (xiv) "Current Value" shall have the meaning set forth in Section 11(a)(iii); (xv) "Distribution Date" shall have the meaning set forth in Section 3(a); (xvi) "equivalent preferred stock" shall have the meaning set forth in Section 11(b); (xvii) "Exchange Ratio" shall have the meaning set forth in Section 24(a); (xviii) "Expiration Date" shall have the meaning set forth in Section 7(a); (xix) "Final Expiration Date" shall have the meaning set forth in Section 7(a); (xx) "Nasdaq" shall have the meaning set forth in Section 11(d)(i); (xxi) "Principal Party" shall have the meaning set forth in Section 13(b); (xxii) "Purchase Price" shall have the meaning set forth in Section 4(a)(ii); (xxiii) "Record Date" shall have the meaning set forth in the recitals of this Agreement; (xxiv) "Redemption Price" shall have the meaning set forth in Section 23(a); (xxv) "Rights" shall have the meaning set forth in the recitals of this Agreement; (xxvi) "Rights Agent" shall have the meaning set forth in the parties clause of this Agreement; (xxvii) "Rights Dividend Declaration Date" shall have the meaning set forth in the first recital of this Agreement; (xxviii) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii); (xxix) "Section 13 Event" shall have the meaning set forth in Section 13; (xxx) "Spread" shall have the meaning set forth in
Section 11(a)(iii); (xxxi) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii); (xxxii) "Summary of Rights" shall have the meaning set forth in Section 3(b); and (xxxiii) "Trading Day" shall have the meaning set forth in Section 11(d)(i).

                  SECTION 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

                  SECTION 3.  ISSUE OF RIGHTS CERTIFICATES.

                  (a) Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"),
(x) the Class A Rights, the Class B-1 Rights, the Class B-2 Rights, the Class B-3 Rights and the Class B-4 Rights, respectively, will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Class A Common Stock, the Series B-1 Stock, the Series B-2 Stock, the
Series B-3 Stock and the Series B-4 Stock, respectively, registered in the names of the holders of such class of Common Stock (which certificates for such class and series of Common Stock shall be deemed also to be certificates for such Rights) and not by separate certificates and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Company must promptly notify the Rights Agent of the occurrence of a Distribution Date and request its transfer agent to give the Rights Agent a shareholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such notice, list and information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Class A Common Stock, the Series
B-1 Stock, the Series B-2 Stock, the Series B-3 Stock and the Series B-4
Stock, respectively, as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F, evidencing one Class A Right for each share of Class A Common Stock (a "Class A Rights Certificate"), one Class B-1 Right for each share of Series B-1 Stock (a "Class B-1 Rights Certificate"), one Class B-2 Right for each share of Series B-2 Stock (a "Class B-2 Rights Certificate"), one Class B-3 Right for each share of Series B-3 Stock (a
"Class B-3 Rights Certificate"), and one Class B-4 Right for each share of Series B-4 Stock (a "Class B-4 Rights Certificate"), respectively, so held, subject to adjustment as provided herein. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to
Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

                  (b) The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit G (the "Summary of Rights") to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Class A Common Stock, the Series B-1 Stock, the Series B-2 Stock, the Series B-3 Stock and the Series B-4 Stock, respectively, outstanding as of the Record Date, or issued subsequent to the Record Date, until the Distribution Date, the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificate representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

                  (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date (including an issuance of Class A Common Stock upon the conversion, whether automatic or voluntary, of Class B Common Stock into Class A Common Stock (and for purposes of the foregoing, any deemed conversion of Class B Common Stock shall be deemed to be an issuance of Class A Common Stock)) or, in certain circumstances provided in Section 22, after the Distribution Date.

Certificates representing such shares of Class A Common Stock shall also be deemed to be certificates for the associated Class A Rights, and shall bear a legend substantially in the following form:

                  This certificate also evidences and entitles the holder hereof to certain Class A Rights as set forth in the Rights Agreement between Chicago Mercantile Exchange Inc. (the "Company") and Mellon Investor Services LLC (the "Rights Agent") dated as of March 7, 2001, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Class A Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Class A Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Certificates representing such shares of Series B-1 Stock shall also be deemed to be certificates for the associated Class B-1 Rights, and shall bear a legend substantially in the following form:

                  This certificate also evidences and entitles the holder hereof to certain Class B-1 Rights as set forth in the Rights Agreement between Chicago Mercantile Exchange Inc. (the "Company") and Mellon Investor Services LLC (the "Rights Agent") dated as of March 7, 2001, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Class B-1 Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Class B-1 Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights

         Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Certificates representing such shares of Series B-2 Stock shall also be deemed to be certificates for the associated Class B-2 Rights, and shall bear a legend substantially in the following form:

                  This certificate also evidences and entitles the holder hereof to certain Class B-2 Rights as set forth in the Rights Agreement between Chicago Mercantile Exchange Inc. (the "Company") and Mellon Investor Services LLC (the "Rights Agent") dated as of March 7, 2001, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Class B-2 Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Class B-2 Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Certificates representing such shares of Series B-3 Stock shall also be deemed to be certificates for the associated Class B-3 Rights, and shall bear a legend substantially in the following form:

                  This certificate also evidences and entitles the holder hereof to certain Class B-3 Rights as set forth in the Rights Agreement between Chicago Mercantile Exchange Inc. (the "Company") and Mellon Investor Services LLC (the "Rights Agent") dated as of March 7, 2001, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Class B-3 Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Class B-3 Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Certificates representing such shares of Series B-4 Stock shall also be deemed to be certificates for the associated Class B-4 Rights, and shall bear a legend substantially in the following form:

                  This certificate also evidences and entitles the holder hereof to certain Class B-4 Rights as set forth in the Rights Agreement between Chicago Mercantile Exchange Inc. (the "Company") and Mellon Investor Services LLC (the "Rights Agent") dated as of March 7, 2001, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Class B-4 Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Class B-4 Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event the Company purchases or acquires any shares of its Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are not outstanding.

                  SECTION 4.  FORM OF RIGHTS CERTIFICATES.

                  (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Sections 11 and 13(a).

                  (b) Any Rights Certificate issued pursuant to Section 3(a),
Section 11(i) or Section 22 that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and provided that the Company shall have notified the Rights Agent that this Section 4(b) applies, any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

                  The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

                  SECTION 5.  COUNTERSIGNATURE AND REGISTRATION.

                  (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date and receipt by the Rights Agent of all necessary information, the Rights Agent will keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

                  SECTION 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES.
(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and governmental charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

                  SECTION 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS. (a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on March 15, 2011 (such date, as it may be extended by the Board of Directors, the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 or (iii) the time at which such Rights are exchanged pursuant to Section 24 (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $105.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) and shall be payable in accordance with paragraph (c) below.

                  (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge required to be paid by the holder of the Rights Certificate in accordance with
Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

                  (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this
Section 7(e) applies and should use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

                  SECTION 8. CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  SECTION 9. RESERVATION AND AVAILABILITY OF CAPITAL STOCK. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Class A Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Class A Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Class A Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or the Nasdaq National Market (or any successor), the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or the Nasdaq National Market, upon official notice of issuance upon such exercise.

                  (c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may by issuing a public announcement temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective. The Company shall promptly provide the Rights Agent with copies of such announcements.

Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

                  (d) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Class A Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                  (e) The Company further covenants and agrees that it will pay, when due and payable, any and all taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax or charge is due.

                  SECTION 10. PREFERRED STOCK RECORD DATE. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Class A Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  SECTION 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii) Subject to Section 24, in the event any Person becomes an Acquiring Person, then each holder of a Class A Right, each holder of a Class B-1 Right, each holder of a Class B-2 Right, each holder of a Class B-3 Right and each holder of a Class B-4 Right, respectively (except in, each case, as provided below and in Section 7(e)), shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by each one one-thousandth of a share of Preferred Stock for which a Right is exercisable in accordance with the terms of this Agreement, in lieu in each case of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Class A Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to
         Section 11(d)) per share of Class A Common Stock for which a Right is exercisable on the date of such first occurrence (such number of shares, the "Adjustment Shares").

                  (iii) In the event that the number of shares of Class A Common Stock which are authorized by the Company's restated certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section
        11(a), the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Class A Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have substantially the same value or economic rights as shares of Class A Common Stock (such shares or units of shares of preferred stock, "common stock equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; PROVIDED, HOWEVER, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and
        (y) the date on which the Company's right of redemption pursuant to
        Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock (to the extent available) and then, if necessary, cash or shares, which shares (of the Class A Common Stock for which a Right is exercisable and/or the other Common Stock) and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of
        (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Class A Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the
        Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the "Substitution Period"). To the extent that action should be taken pursuant to the first and/or third sentences of this Section
        11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and
        (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current market price (as determined pursuant to Section 11(d)) per share of the Class A Common Stock on the Section 11(a)(ii) Trigger Date and the value of any "common stock equivalent" shall be deemed to equal the current market price (as determined pursuant to Section 11(d)) per share of Class A Common Stock on such date.

                  (b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("equivalent preferred stock")) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

                  (d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the "current market price" per share on any date of Class A Common Stock shall be deemed to be the average of the daily closing prices per share of Class A Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the "current market price" per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Class A Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; PROVIDED, HOWEVER, that in the event that the current market price per share of Class A Common Stock is determined during a period following the announcement by its issuer of (A) a dividend or distribution on Class A Common Stock payable in shares of Class A Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of Class A Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the "current market price" shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Class A Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading or, if the shares of Class A Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or such other quotation system then in use, or, if on any such date the shares of Class A Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in Class A Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Class A Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Class A Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Class A Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of

Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (ii) For the purpose of any computation hereunder, the "current market price" per share of Preferred Stock shall be determined in the same manner as set forth above for the Class A Common Stock in clause (i) of this Section 11(d). If the current market price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "current market price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Class A Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Class A Common Stock. If neither the Class A Common Stock nor the Preferred Stock is publicly held or so listed or traded, "current market price" per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the "current market price" of one one-thousandth of a share of Preferred Stock shall be equal to the "current market price" of one share of Preferred Stock divided by 1,000.

                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Class A Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three
(3) years from the date of the transaction which mandates such adjustment, or
(ii) the Expiration Date.

                  (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b),
(c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and shall promptly give the Rights Agent a copy of such announcement. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to
Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (and shall give prompt written notice of such election to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that the Board of Directors of the Company, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price,
(iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                  (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or
Section 27, take (or permit any

Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (p) In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

                  SECTION 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

                  SECTION 13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.

                  (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Class A Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section

11(o)) (any event described in clauses (x), (y) or (z) of this Section 13(a) following the Stock Acquisition Date, a "Section 13 Event"), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive upon the exercise thereof at the then current Purchase Price for each one-thousandth of a share of Preferred Stock for which a Right is exercisable in accordance with the terms of this Agreement, in lieu in each case of such number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (l) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event;
(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Section 13 Event.

                  (b)      "Principal Party" shall mean:

                  (i) in the case of any transaction described in clause (x) or
         (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Class A Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                  (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

PROVIDED, HOWEVER, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common

Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

                  (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

                  (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

                  (ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of the jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

                  (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

                  SECTION 14.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

                  (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates or the Class B-4 Rights Certificates, as the case may be, with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Class A Right, Class B-1 Right, Class B-2 Right, Class B-3 Right or Class B-4 Right, as the case may be. For purposes of this
Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Class A Rights, the Class B-1 Rights, the Class B-2 Rights, the Class B-3 Rights and the Class B-4 Rights, as the case may be, for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such Rights are not listed or admitted to trading on the New York Stock Exchange, as reported to the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Rights are listed or admitted to trading, or if such Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date such Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in such Rights the fair value of such Rights on such date as determined in good faith by the Board of Directors of the Company shall be used. Notwithstanding the foregoing, if the current market value of a Class B-1 Right, a Class B-2 Right, a Class B-3 Right or a Class B-4 Right is otherwise determined to be lower than the current market value of a Class A Right, then the current market value of such Class B-1 Right, Class B-2 Right, Class B-3 Right or Class B-4 Right, as the case may be, shall be deemed to equal the current market value of a Class A Right.

                  (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; PROVIDED, HOWEVER, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

                  (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Class A Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of fractional shares of Class A Common Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of such Class A Common Stock. For purposes of this Section 14(c), the current market value of one share of Class A Common Stock shall be the closing price of one share of Class A Common Stock (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

                  (d) The holder of a Right by the acceptance of the Rights expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

                  (e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

                  SECTION 15. RIGHTS OF ACTION. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

                  SECTION 16. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

                  (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                  (c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; PROVIDED, HOWEVER, the Company must use commercially reasonable efforts to have any such order, decree, judgment or ruling (whether interlocutory or final) lifted or otherwise overturned as soon as possible.

                  SECTION 17. RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

                  SECTION 18.  CONCERNING THE RIGHTS AGENT.

                  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, execution, delivery, amendment and administration of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability in the premises. The costs and expenses incurred by the

Rights Agent in enforcing this right of indemnification shall be paid by the Company unless it is determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction that the Rights Agent is not entitled to indemnification due to the Rights Agent's gross negligence, bad faith or willful misconduct, in which case the costs and expenses of the Company incurred in defending this claim for indemnification shall be paid by the Rights Agent. The provisions of this Section 18 and
Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent.

                  (b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

                  SECTION 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

                  (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; PROVIDED, HOWEVER, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                  (b) In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                  SECTION 20. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                  (i) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it in accordance with such advice or opinion.

                  (ii) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (iii) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

                  (iv) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (v) The Rights Agent shall not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e)) or any adjustment required under the provisions of Section 11, Section 13 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (vi) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (vii) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions.

                  (viii) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

                  (ix) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) in the selection and continued employment thereof.

                  (x) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (xi) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

                  SECTION 21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Illinois or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Illinois or the State of New York), in good standing, having an office or agency in the State of Illinois or the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                  SECTION 22. ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and
(b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; PROVIDED, HOWEVER, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                  SECTION 23.  REDEMPTION AND TERMINATION.

                  (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price per Right equal to the product of $.01 multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Class A Common Stock (based on the "current market price", as defined in Section 11(d)(i), of the Class A Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors; PROVIDED, HOWEVER, that the Redemption Price shall first be paid in shares of Class A Common Stock to the extent of the authorized shares of the Class A Common Stock (excluding all such shares that are outstanding or reserved for issuance for purposes other than the exercise of the Rights). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

                  SECTION 24.  EXCHANGE.

                  (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Class A Common Stock per Right, 1,800 shares of Class A Common Stock per Class B-1 Right, 1,200 shares of Class A Common Stock per Class B-2 Right, 600 shares of Class A Common Stock per Class B-3 Right and 100 shares of Class A Common Stock per Class B-4 Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratios being hereinafter referred to as the "Class A Exchange Ratio", the "Class B-1 Exchange Ratio", the "Class B-2 Exchange Ratio", the "Class B-3 Exchange Ratio" and the "Class B-4 Exchange Ratio" respectively and collectively as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Class A Common Stock equal to the number of such Rights held by such holder multiplied by the applicable Exchange Ratio. The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; PROVIDED, HOWEVER, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Class A Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of one one-thousandths represented by the respective Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

                  (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or equivalent preferred stock, as such term is defined in paragraph (b) of Section 11) for shares of Class A Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred stock) for each share of Class A Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

                  (d) In the event that there shall not be sufficient shares of Class A Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Class A Common Stock for issuance upon exchange of the Rights.

                  (e) The Company shall not be required to issue fractions of shares of Class A Common Stock or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of such fractional shares of Class A Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Class A Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Class A Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Class A Common Stock shall be the closing price of a share of Class A Common Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this
Section 24.

                  SECTION 25.  NOTICE OF CERTAIN EVENTS.

                  (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, in accordance with
Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
(i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

                  (b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

                  SECTION 26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

                  Chicago Mercantile Exchange Inc.
                  30 South Wacker Drive
                  Chicago, Illinois  60606
                  Attention:  General Counsel
                  Facsimile No.:  (312) 930-3323

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:


                  Mellon Investor Services LLC
                  150 North Wacker Drive, Suite 2120
                  Chicago, IL  60606
                  Attention:  Relationship Manager
                  Facsimile No.:  (312) 704-7111

         with a copy to:

                  Mellon Investor Services LLC
                  85 Challenger Road
                  Ridgefield Park, NJ  07660
                  Attention:  General Counsel
                  Facsimile No.:  (201) 296-4004

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

                  SECTION 27. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement, subject to the other provisions of this Section, without the approval of any holders of Rights Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent, and provided, such supplement or amendment does not change or increase the Rights Agent's rights, duties, liabilities or obligations unless such changes in the Rights Agent's rights, duties, liabilities and obligations are specifically set forth in such supplement or amendment and agreed to in writing by the Rights Agent; PROVIDED, HOWEVER, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Prior to signing any such amendments, the Company shall provide the Rights Agent with a certificate from an appropriate officer of the Company which states that the proposed amendment is in compliance with the terms of this Section 27. Prior to the Distribution Date, the interest of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) to a percentage that (subject to exceptions for specified Persons or groups excepted from the definition of "Acquiring Person") is not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding shares of Common Stock then known by the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or, to the extent excepted from the definition of "Acquiring Person", other specified Persons or groups) and (ii) 10.0%.

                  SECTION 28. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 29. DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights. The Rights Agent shall always be entitled to assume that the Company's Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

                  SECTION 30. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

                  SECTION 31. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; PROVIDED, HOWEVER, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors of the Company.

                  SECTION 32. GOVERNING LAW. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; PROVIDED, HOWEVER, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                  SECTION 33. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  SECTION 34. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                                CHICAGO MERCANTILE EXCHANGE INC.


By:                                    By:
    ----------------------------           ----------------------------
    Name:                                  Name:
    Title:                                 Title:


Attest:                                MELLON INVESTOR SERVICES LLC


By: /s/  Georg Drake                   By: /s/  Patricia Trevino
    ----------------------------           ----------------------------
    Name:  Georg Drake                     Name:  Patricia Trevino
    Title:  Assistant Vice President       Title:  Vice President - Regional
                                                   Manager

                                                                     EXHIBIT A





                           CERTIFICATE OF DESIGNATION
                                       OF
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                       OF
                        CHICAGO MERCANTILE EXCHANGE INC.


                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE



                  The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of Chicago Mercantile Exchange Inc., a Delaware corporation (the "Corporation"), on March 7, 2001:

                  RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation by the Restated Certificate of Incorporation (the "Charter"), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.01 per share, of the Corporation, to be designated "Series A Junior Participating Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock"), initially consisting of 103,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Charter shall be deemed to have the meanings provided therein):

                  SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" and the number of shares constituting such series shall be 103,000.

                  SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

                  (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), or a subdivision of the outstanding shares of Class A Common Stock (by reclassification or otherwise), declared on the Class A Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after March 7, 2001 (the "Rights Declaration Date") (i) declare any dividend on Class A Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class
A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Class A Common Stock (other than a dividend payable in shares of Class A Common Stock); PROVIDED, HOWEVER, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless by payable on such subsequent Quarterly Dividend Payment Date.

                  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

                  SECTION 3.  VOTING RIGHTS.

                  The holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Class A Common Stock and the holders of the Class B Common Stock, par value $.01 per share (the "Class B Common Stock", with the Class A Common Stock and the Class B Common Stock together the "Common Stock") shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

                  (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

                  (ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting rights. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or PARI PASSU with the Series A Preferred Stock.

                  (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                  (iv) In any default period, the holders of Common Stock, and, if applicable, other classes of capital stock of the Corporation, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of capital stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors appointed by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                  (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the restated certificate of incorporation or by-laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the restated certificate of incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

                  (D) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  SECTION 4.  CERTAIN RESTRICTIONS.

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                  SECTION 5.  REACQUIRED SHARES.

                  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of both classes of Common Stock shall have received an amount per share on a Share Equivalent Basis (as defined in the Charter) (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause
(ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of both classes of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a Share Equivalent Basis, respectively.

                  (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of both classes of Common Stock.

                  (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                  SECTION 7.  CONSOLIDATION, MERGER, ETC.

                  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of capital stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Class A Common Stock is exchanged or changed. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                  SECTION 8.  NO REDEMPTION.

                  The shares of Series A Preferred Stock shall not be redeemable.

                  SECTION 9.  RANKING.

                  The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

                  SECTION 10.  AMENDMENT.

                  The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.

                  SECTION 11.  FRACTIONAL SHARES.

                  Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

                  IN WITNESS WHEREOF, Chicago Mercantile Exchange Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by , its , and the same to be attested to by ____________________, its ____________________, this ____ day of March, 2001.


                                        CHICAGO MERCANTILE EXCHANGE INC.


                                        By:__________________________________
                                            Name:
                                            Title:

(Corporate Seal)

Attest:




___________________________________

                                                                 EXHIBIT B


                      [Form of Class A Rights Certificate]

Certificate No. R-                                           _______ Rights


NOT EXERCISABLE AFTER MARCH 15, 2011 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

-----------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                           Class A Rights Certificate


                        CHICAGO MERCANTILE EXCHANGE INC.

                  This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 7, 2001 (the "Rights Agreement"), between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Chicago, Illinois time) on March 15, 2011 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Class A Rights evidenced by this Class A Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ __, ____, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Class A Rights, a number of Class A Rights be exercised so that only whole shares of Preferred Stock will be issued.

                  Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Class A Rights evidenced by this Class A Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, such Class A Rights shall become null and void and no holder hereof shall have any right with respect to such Class A Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Class A Rights evidenced by this Class A Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

                  This Class A Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates and the Class B-4 Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Class A Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.


                  This Class A Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Class A Rights Certificate or Class A Rights Certificates of like tenor and date evidencing Class A Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Class A Rights evidenced by the Class A Rights Certificates surrendered shall have entitled such holder to purchase. If this Class A Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class A Rights Certificate or Class A Rights Certificates for the number of whole Class A Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Class A Rights evidenced by this Class A Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $..01 per Right or (ii) exchanged in whole or in part for shares of Class A Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Class A Rights will terminate and the only right of the holders of Class A Rights will be to receive the redemption price.

                  No fractional shares of Preferred Stock will be issued upon the exercise of any Class A Right or Class A Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Class A Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Class A Right or Class A Rights evidenced by this Class A Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Class A Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of ______________, _____

ATTEST:                             CHICAGO MERCANTILE EXCHANGE INC.

______________________________      By:_________________________________
         Secretary                  Name:
                                    Title:

Countersigned:


MELLON INVESTOR SERVICES LLC, AS RIGHTS AGENT


By:___________________________
     Authorized Signature

            [Form of Reverse Side of Class A Rights Certificate]

                             FORM OF ASSIGNMENT

              (To be executed by the registered holder if such holder desires to transfer the Class A Rights Certificate.)


FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto_______________________________________________
_________________________________________________________________________
                  (Please print name and address of transferee) this Class A Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Class A Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______, _____

                                             -----------------------------
                                                      Signature

Signature Guaranteed:

                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) this Class A Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class A Rights evidenced by this Class A Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _______,                                   _____________________________
                                                  Signature

Signature Guaranteed:

                                     NOTICE


                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Class A Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

         (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO:  CHICAGO MERCANTILE EXCHANGE INC.

                  The undersigned hereby irrevocably elects to exercise ______ Class A Rights represented by this Class A Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Class A Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Class A Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

----------------------------------------------------------------
                (Please print name and address)

----------------------------------------------------------------

                  If such number of Class A Rights shall not be all the Class A Rights evidenced by this Rights Certificate, a new Class A Rights Certificate for the balance of such Class A Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

-----------------------------------------------------------------
                  (Please print name and address)

-----------------------------------------------------------------

Dated:  _____________, ____

      ----------------------------------------
                             Signature

Signature Guaranteed:

                               Class A Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Class A Rights evidenced by this Class A Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class A Rights evidenced by this Class A Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _________,                   __________________________________
                                                Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Class A Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT C


                     [Form of Class B-1 Rights Certificate]

Certificate No. R-                                            _________ Rights


NOT EXERCISABLE AFTER MARCH 15, 2011 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $18.00 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


-----------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                          Class B-1 Rights Certificate


                       CHICAGO MERCANTILE EXCHANGE INC.

                  This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 7, 2001 (the "Rights Agreement"), between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Chicago, Illinois time) on March 15, 2011 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, _____ one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Class B-1 Rights evidenced by this Class B-1 Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ __, ____, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Class B-1 Rights, a number of Class B-1 Rights be exercised so that only whole shares of Preferred Stock will be issued.

                  Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Class B-1 Rights evidenced by this Class B-1 Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, such Class B-1 Rights shall become null and void and no holder hereof shall have any right with respect to such Class B-1 Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Class B-1 Rights evidenced by this Class B-1 Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

                  This Class B-1 Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates and the Class B-4 Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Class B-1 Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

                  This Class B-1 Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Class B-1 Rights Certificate or Class B-1 Rights Certificates of like tenor and date evidencing Class B-1 Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Class B-1 Rights evidenced by the Class B-1 Rights Certificates surrendered shall have entitled such holder to purchase. If this Class B-1 Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class B-1 Rights Certificate or Class B-1 Rights Certificates for the number of whole Class B-1 Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Class B-1 Rights evidenced by this Class B-1 Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $18.00 per Right or (ii) exchanged in whole or in part for shares of Class A Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Class B-1 Rights will terminate and the only right of the holders of Class B-1 Rights will be to receive the redemption price.

                  No fractional shares of Preferred Stock will be issued upon the exercise of any Class B-1 Right or Class B-1 Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Class B-1 Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Class B-1 Right or Class B-1 Rights evidenced by this Class B-1 Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Class B-1 Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of _______________, ____

ATTEST:                             CHICAGO MERCANTILE EXCHANGE INC.

______________________________      By:_________________________________
         Secretary                  Name:
                                    Title:

Countersigned:


MELLON INVESTOR SERVICES LLC, AS RIGHTS AGENT


By:___________________________
     Authorized Signature

             [Form of Reverse Side of Class B-1 Rights Certificate]

                               FORM OF ASSIGNMENT

                  (To be executed by the registered holder if such holder desires to transfer the Class B-1 Rights Certificate.)



FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto_______________________________________________
_________________________________________________________________________
                (Please print name and address of transferee) this Class B-1 Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Class B-1 Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________, ____

                                                 -----------------------------
                                                 Signature

Signature Guaranteed:


                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) this Class B-1 Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-1 Rights evidenced by this Class B-1 Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________, _____                        ____________________________
                                                   Signature

Signature Guaranteed:

                                     NOTICE


                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Class B-1 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

         (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO:  CHICAGO MERCANTILE EXCHANGE INC.

                  The undersigned hereby irrevocably elects to exercise ______ Class B-1 Rights represented by this Class B-1 Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Class B-1 Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Class B-1 Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

----------------------------------------------------------------
                (Please print name and address)

----------------------------------------------------------------

                  If such number of Class B-1 Rights shall not be all the Class B-1 Rights evidenced by this Rights Certificate, a new Class B-1 Rights Certificate for the balance of such Class B-1 Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

-----------------------------------------------------------------
                (Please print name and address)

-----------------------------------------------------------------

Dated:  _________________, _____

      ----------------------------------------
                         Signature

Signature Guaranteed:

                              Class B-1 Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Class B-1 Rights evidenced by this Class B-1 Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-1 Rights evidenced by this Class B-1 Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _________,          __________________________________
                                      Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Class B-1 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D


                     [Form of Class B-2 Rights Certificate]

Certificate No. R-                                            __________ Rights


NOT EXERCISABLE AFTER ________ __, 2011 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $12.00 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

-----------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                          Class B-2 Rights Certificate


                        CHICAGO MERCANTILE EXCHANGE INC.

                  This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 7, 2001 (the "Rights Agreement"), between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Chicago, Illinois time) on March 15, 2011 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, 1,200 one-thousandths of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Class B-2 Rights evidenced by this Class B-2 Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ __, ____, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Class B-2 Rights, a number of Class B-2 Rights be exercised so that only whole shares of Preferred Stock will be issued.

                  Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Class B-2 Rights evidenced by this Class B-2 Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, such Class B-2 Rights shall become null and void and no holder hereof shall have any right with respect to such Class B-2 Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Class B-2 Rights evidenced by this Class B-2 Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

                  This Class B-2 Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates and the Class B-4 Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Class B-2 Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

                  This Class B-2 Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Class B-2 Rights Certificate or Class B-2 Rights Certificates of like tenor and date evidencing Class B-2 Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Class B-2 Rights evidenced by the Class B-2 Rights Certificates surrendered shall have entitled such holder to purchase. If this Class B-2 Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class B-2 Rights Certificate or Class B-2 Rights Certificates for the number of whole Class B-2 Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Class B-2 Rights evidenced by this Class B-2 Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $12.00 per Right or (ii) exchanged in whole or in part for shares of Class A Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Class B-2 Rights will terminate and the only right of the holders of Class B-2 Rights will be to receive the redemption price.

                  No fractional shares of Preferred Stock will be issued upon the exercise of any Class B-2 Right or Class B-2 Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Class B-2 Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Class B-2 Right or Class B-2 Rights evidenced by this Class B-2 Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Class B-2 Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of _______________, ____

ATTEST:                             CHICAGO MERCANTILE EXCHANGE INC.

______________________________      By:_________________________________
         Secretary                  Name:
                                    Title:

Countersigned:


MELLON INVESTOR SERVICES LLC, AS RIGHTS AGENT


By:___________________________
     Authorized Signature

           [Form of Reverse Side of Class B-2 Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such holder desires to transfer the Class B-2 Rights Certificate.)



FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto________________________________________________
__________________________________________________________________________
                (Please print name and address of transferee) this Class B-2 Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Class B-2 Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________, ____

                                                 -----------------------------
                                                           Signature

Signature Guaranteed:

                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) this Class B-2 Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-2 Rights evidenced by this Class B-2 Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____                     ____________________________
                                                        Signature

Signature Guaranteed:

                                     NOTICE


                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Class B-2 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

         (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO:  CHICAGO MERCANTILE EXCHANGE INC.

                  The undersigned hereby irrevocably elects to exercise ______ Class B-2 Rights represented by this Class B-2 Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Class B-2 Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Class B-2 Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

----------------------------------------------------------------
                 (Please print name and address)

----------------------------------------------------------------

                  If such number of Class B-2 Rights shall not be all the Class B-2 Rights evidenced by this Rights Certificate, a new Class B-2 Rights Certificate for the balance of such Class B-2 Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

-----------------------------------------------------------------
                 (Please print name and address)

-----------------------------------------------------------------

Dated:  _________________, _____

      ----------------------------------------
                      Signature

Signature Guaranteed:

                              Class B-2 Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Class B-2 Rights evidenced by this Class B-2 Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-2 Rights evidenced by this Class B-2 Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____         __________________________________
                                               Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Class B-2 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                 EXHIBIT E


                     [Form of Class B-3 Rights Certificate]

Certificate No. R-                                             ________ Rights


NOT EXERCISABLE AFTER ________ __, 2011 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $6.00 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

-----------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                          Class B-3 Rights Certificate


                        CHICAGO MERCANTILE EXCHANGE INC.

                  This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 7, 2001 (the "Rights Agreement"), between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Chicago, Illinois time) on March 15, 2011 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, _____ one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Class B-3 Rights evidenced by this Class B-3 Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ __, ____, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Class B-3 Rights, a number of Class B-3 Rights be exercised so that only whole shares of Preferred Stock will be issued.

                  Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Class B-3 Rights evidenced by this Class B-3 Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, such Class B-3 Rights shall become null and void and no holder hereof shall have any right with respect to such Class B-3 Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Class B-3 Rights evidenced by this Class B-3 Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

                  This Class B-3 Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates and the Class B-4 Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Class B-3 Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

                  This Class B-3 Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Class B-3 Rights Certificate or Class B-3 Rights Certificates of like tenor and date evidencing Class B-3 Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Class B-3 Rights evidenced by the Class B-3 Rights Certificates surrendered shall have entitled such holder to purchase. If this Class B-3 Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class B-3 Rights Certificate or Class B-3 Rights Certificates for the number of whole Class B-3 Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Class B-3 Rights evidenced by this Class B-3 Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $6.00 per Right or (ii) exchanged in whole or in part for shares of Class A Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Class B-3 Rights will terminate and the only right of the holders of Class B-3 Rights will be to receive the redemption price.

                  No fractional shares of Preferred Stock will be issued upon the exercise of any Class B-3 Right or Class B-3 Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Class B-3 Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Class B-3 Right or Class B-3 Rights evidenced by this Class B-3 Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Class B-3 Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of _______________, ____

ATTEST:                             CHICAGO MERCANTILE EXCHANGE INC.

______________________________      By:_________________________________
         Secretary                  Name:
                                    Title:

Countersigned:


MELLON INVESTOR SERVICES LLC, AS RIGHTS AGENT


By:___________________________
     Authorized Signature

              [Form of Reverse Side of Class B-3 Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such holder desires to transfer the Class B-3 Rights Certificate.)



FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto_______________________________________________
_________________________________________________________________________
                  (Please print name and address of transferee) this Class B-3 Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Class B-3 Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________, ____

                                                  -----------------------------
                                                        Signature

Signature Guaranteed:

                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) this Class B-3 Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-3 Rights evidenced by this Class B-3 Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____                 ____________________________
                                                        Signature

Signature Guaranteed:

                                     NOTICE


                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Class B-3 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

         (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO:  CHICAGO MERCANTILE EXCHANGE INC.

                  The undersigned hereby irrevocably elects to exercise ______ Class B-3 Rights represented by this Class B-3 Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Class B-3 Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Class B-3 Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

----------------------------------------------------------------
                  (Please print name and address)

----------------------------------------------------------------

                  If such number of Class B-3 Rights shall not be all the Class B-3 Rights evidenced by this Rights Certificate, a new Class B-3 Rights Certificate for the balance of such Class B-3 Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

-----------------------------------------------------------------
                  (Please print name and address)

-----------------------------------------------------------------

Dated:  _________________, _____

      ----------------------------------------
                                            Signature

Signature Guaranteed:

                              Class B-3 Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Class B-3 Rights evidenced by this Class B-3 Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-3 Rights evidenced by this Class B-3 Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____         __________________________________
                                                Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Class B-3 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                    EXHIBIT F


                     [Form of Class B-4 Rights Certificate]

Certificate No. R-                                               _______ Rights


NOT EXERCISABLE AFTER MARCH 15, 2011 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $1.00 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*



---------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                          Class B-4 Rights Certificate


                        CHICAGO MERCANTILE EXCHANGE INC.

                  This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 7, 2001 (the "Rights Agreement"), between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Chicago, Illinois time) on March 15, 2011 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, _____ one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Class B-4 Rights evidenced by this Class B-4 Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ __, ____, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Class B-4 Rights, a number of Class B-4 Rights be exercised so that only whole shares of Preferred Stock will be issued.

                  Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Class B-4 Rights evidenced by this Class B-4 Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, such Class B-4 Rights shall become null and void and no holder hereof shall have any right with respect to such Class B-4 Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Class B-4 Rights evidenced by this Class B-4 Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

                  This Class B-4 Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class A Rights Certificates, the Class B-1 Rights Certificates, the Class B-2 Rights Certificates, the Class B-3 Rights Certificates and the Class B-4 Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Class B-4 Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

                  This Class B-4 Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Class B-4 Rights Certificate or Class B-4 Rights Certificates of like tenor and date evidencing Class B-4 Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Class B-4 Rights evidenced by the Class B-4 Rights Certificates surrendered shall have entitled such holder to purchase. If this Class B-4 Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class B-4 Rights Certificate or Class B-4 Rights Certificates for the number of whole Class B-4 Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Class B-4 Rights evidenced by this Class B-4 Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $1.00 per Right or (ii) exchanged in whole or in part for shares of Class A Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Class B-4 Rights will terminate and the only right of the holders of Class B-4 Rights will be to receive the redemption price.

                  No fractional shares of Preferred Stock will be issued upon the exercise of any Class B-4 Right or Class B-4 Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Class B-4 Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Class B-4 Right or Class B-4 Rights evidenced by this Class B-4 Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Class B-4 Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of _______________, ____

ATTEST:                             CHICAGO MERCANTILE EXCHANGE INC.

______________________________      By:_________________________________
         Secretary                     Name:
                                       Title:

Countersigned:


MELLON INVESTOR SERVICES LLC, AS RIGHTS AGENT


By:___________________________
     Authorized Signature

             [Form of Reverse Side of Class B-4 Rights Certificate]

                               FORM OF ASSIGNMENT

                 (To be executed by the registered holder if such
            holder desires to transfer the Class B-4 Rights Certificate.)



FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto

______________________________________________________________________________
                  (Please print name and address of transferee)

this Class B-4 Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Class B-4 Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________, ____

                                                        ------------------------
                                                        Signature

Signature Guaranteed:

                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) this Class B-4 Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-4 Rights evidenced by this Class B-4 Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____                    ____________________________
                                               Signature

Signature Guaranteed:

                                     NOTICE

                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Class B-4 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

         (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO:  CHICAGO MERCANTILE EXCHANGE INC.

                  The undersigned hereby irrevocably elects to exercise ______ Class B-4 Rights represented by this Class B-4 Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Class B-4 Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Class B-4 Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

        ----------------------------------------------------------------
                         (Please print name and address)

        ----------------------------------------------------------------

                  If such number of Class B-4 Rights shall not be all the Class B-4 Rights evidenced by this Rights Certificate, a new Class B-4 Rights Certificate for the balance of such Class B-4 Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

-----------------------------------------------------------------
                           (Please print name and address)

-----------------------------------------------------------------

Dated:  _________________, _____

      ----------------------------------------
                     Signature

Signature Guaranteed:

                              Class B-4 Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Class B-4 Rights evidenced by this Class B-4 Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Class B-4 Rights evidenced by this Class B-4 Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____         __________________________________
                                                            Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Class B-4 Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                      EXHIBIT G



                  SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

                  On March 7, 2001, the board of directors of Chicago Mercantile Exchange Inc. adopted a stockholders rights plan and declared dividend distributions of one Class A right, one Class B-1 right, one Class B-2 right, one Class B-3 right and one Class B-4 right (the "Class A rights", the "Class B-1 rights", the "Class B-2 rights", the "Class B-3 rights" and the "Class B-4 rights", respectively, and together, the "rights") for each outstanding share of CME's Class A common stock, Series B-1 stock, Series B-2 stock, Series B-3 stock and Series B-4 stock, respectively (the Class A common stock and the Class B common stock together, the "common stock"), to stockholders of record at the close of business on March 15, 2001. Each Class A right, Class B-1 right, Class B-2 right, Class B-3 right and Class B-4 right, respectively, will entitle its holder, under the circumstances described below, to purchase from us one one-thousandth, 1,800 one-thousandths, 1,200 one-thousandths, 600 one-thousandths and 100 one-thousandths, respectively, of a share of our Series A Junior Participating Preferred Stock at an exercise price of $___ per one one-thousandth of a share, subject to adjustment. The description and terms of the rights are set forth in a rights agreement between us and Mellon Investor Services LLC, as rights agent.

                  Initially, the rights will be associated with our common stock and evidenced by common stock certificates, which will contain a notation incorporation the rights agreement by reference, and will be transferred with and only with underlying shares of common stock. Subject to certain exceptions, the rights will become exercisable and trade separately from the common stock only upon the "distribution date", will occur upon the earlier of:

      - 10 days following a public announcement that a person or group of affiliated or associated persons has become an acquiring person (the "stock acquisition date"), or

      - 10 business days (or later date if determined by CME's board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

                  A person or group of affiliated or associated persons will become an "acquiring person" if it has acquired, or obtained the right to acquire, beneficial ownership of (A) 15% or more of the outstanding shares of Class A common stock, (B) shares of Class B common stock representing, in the aggregate, 15% or more of the total number of votes entitled to be cast generally by the Class B common stock (other than in an election of directors or with respect to the core rights of the Class B common stock) or (C) shares of common stock representing, in the aggregate, 15% or more of the total number of votes to be cast generally by the common stock then outstanding. Until the distribution date, the surrender for transfer of any shares of common stock outstanding will also constitute the transfer of the rights associated with those shares.

                  As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of the common stock as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry statements alone will represent the rights. Except as otherwise provided in the rights agreement, only shares of common stock issued prior to the distribution date will be issued with rights.

                  The rights are not exercisable until the distribution date and will expire at the close of business on March 15, 2011, unless earlier redeemed or exchanged by us as described below.

                  In the event that a person or group becomes an acquiring person (a "flip-in event"), each holder of a right, (other than any acquiring person and certain related parties, whose rights automatically become null and void) will have the right to receive, upon exercise, class A common stock having a value equal to two times the product of the exercise price multiplied by the number of one one-thousandths of a share of the preferred stock for which the right is exercisable. If an insufficient number of shares of Class A common stock is available for issuance, then CME's board of directors would be required to substitute cash, property or other securities of CME for the common stock. The rights may not be exercised following a flip-in event while CME has the ability to cause the rights to be redeemed, as described later in this summary.

                  For example, at an exercise price of $100 per one one-thousandth of a share of the preferred stock, each Class A right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $200 worth of Class A common stock (or other consideration, as noted above) for $100. Assuming that the Class A common stock had a per share value of $50 at that time, the holder of each valid right would be entitled to purchase 4 shares of Class A common stock for $100. In this example, each Class B-1 right not owned by an acquiring person would entitle its holder to purchase $360,000 (2 x $100 x 1,800) worth of Class A common stock (or other consideration) for $180,000. A similar example would apply with respect to the Class B-2 rights, the Class B-3 rights and the Class B-4 rights.

                  In the event (a "flip-over event") that, at any time following the stock acquisition date:

         - CME is acquired in a merger or other business combination transaction in which CME is not the surviving corporation,

         - CME is acquired in a merger or other business combination transaction in which it is the surviving entity and all or part of its common stock is converted into securities of another entity, cash or other property, or

         - 50% or more of CME's assets, cash flow or earning power is sold or transferred,

each holder of a right (except rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price multiplied by the number of one-thousandths for which the right is exercisable. Flip-in events and flip-over events are collectively referred to as "triggering events".

                  The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

         - in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock,

         - if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock, or

         - upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

                  In general, CME may redeem the rights in whole, but not in part, at a price per right equal to the product of $.01 multiplied by the number of one one-thousandths for which the right is exercisable (subject to adjustment and payable in cash, the Class A common stock or other consideration deemed appropriate by CME's board of directors) at any time until ten days following the stock acquisition date. Immediately upon the action of the board of directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

                  At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of common stock, we may exchange the rights (other than rights owned by the acquiring person which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of CME's preferred stock having equivalent rights, preferences and privileges), for each one one-thousandth of a share of preferred stock for which the right is exercisable (subject to adjustment).

                  Until a right is exercised, its holder will have no rights as a stockholder of CME, including, without limitation, the right to vote or to receive dividends. While the distribution of the rights will not result in the recognition of taxable income by CME or its stockholders, stockholders may, depending upon the circumstances, recognize taxable income after a triggering event.

                  The terms of the rights may be amended by CME's board of directors without the consent of the holders of the rights, including an amendment to lower certain thresholds described above to not less than the greater of 10% or .001% more than the largest percentage of the outstanding shares of common stock then known to us to be beneficially owned by any person or group of affiliated or associated persons. Once there is an acquiring person, however, no amendment can adversely affect the interests of the holders of the rights.

                  A copy of the rights agreement is available free of charge from CME. This description of the rights does not purport to be complete and is qualified in its entirety by reference to the rights agreement, which is incorporated herein by reference.